          ============================================================




                                  $500,000,000


                          MEDIUM-TERM CREDIT AGREEMENT


                                  dated as of


                                 July 27, 1994


                                     among


                        Aetna Life and Casualty Company,


                            The Banks Listed Herein,


                   Morgan Guaranty Trust Company of New York,
                               as Managing Agent


                               Deutsche Bank AG,
                                 as Co-Arranger


                                      and


              The Chase Manhattan Bank, N.A., Citibank, N.A., and
                         Credit Suisse, as Co-Agents




          ============================================================

                                  TABLE OF CONTENTS */

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                                        ARTICLE I
                                       DEFINITIONS

SECTION 1.01  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1
        1.02  Accounting Terms and Determinations . . . . . . . . . . . . . . . . . . .         13
        1.03  Classifications of Borrowings . . . . . . . . . . . . . . . . . . . . . .         14


                                        ARTICLE II
                                       THE CREDITS

SECTION 2.01  Commitments to Lend . . . . . . . . . . . . . . . . . . . . . . . . . . .         14
        2.02  Notice of Committed Borrowings  . . . . . . . . . . . . . . . . . . . . .         14
        2.03  Money Market Borrowings . . . . . . . . . . . . . . . . . . . . . . . . .         15
        2.04  Notice to Banks; Funding of Loans . . . . . . . . . . . . . . . . . . . .         20
        2.05  Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20
        2.06  Maturity of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21
        2.07  Termination or Reduction of
                Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         22
        2.08  Interest Rates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         22
        2.09  Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         26
        2.10  Method of Electing Interest Rates . . . . . . . . . . . . . . . . . . . .         26
        2.11  Optional Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . .         29
        2.12  General Provisions as to Payments . . . . . . . . . . . . . . . . . . . .         29
        2.13  Funding Losses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30
        2.14  Computation of Interest and Fees  . . . . . . . . . . . . . . . . . . . .         30
        2.15  Regulation D Compensation . . . . . . . . . . . . . . . . . . . . . . . .         31


                                       ARTICLE III
                                       CONDITIONS

SECTION 3.01  Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         31
        3.02  Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         33

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     */ The Table of Contents is not a part of this Agreement.

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                                       ARTICLE IV
                              REPRESENTATIONS AND WARRANTIES

SECTION 4.01  Corporate Existence and Power . . . . . . . . . . . . . . . . . . . . . .         34
        4.02  Corporate and Governmental
                Authorization; No Contravention . . . . . . . . . . . . . . . . . . . .         34
        4.03  Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         34
        4.04  Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . .         34
        4.05  Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35
        4.06  Compliance with ERISA . . . . . . . . . . . . . . . . . . . . . . . . . .         35
        4.07  Principal Insurance Subsidiaries  . . . . . . . . . . . . . . . . . . . .         36
        4.08  Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . .         36

                                       ARTICLE V
                                       COVENANTS

SECTION 5.01  Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         37
        5.02  Conduct of Business and
                Maintenance of Existence  . . . . . . . . . . . . . . . . . . . . . . .         38
        5.03  Minimum Adjusted Consolidated Net                                                 38
                Worth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
        5.04  Equal and Ratable Lien Protection . . . . . . . . . . . . . . . . . . . .         38
        5.05  Consolidations, Mergers and Sales
                of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         38
        5.06  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         39
        5.07  Cross Default Provisions  . . . . . . . . . . . . . . . . . . . . . . . .         39
        5.08  Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . .         39


                                       ARTICLE VI
                                       DEFAULTS

SECTION 6.01  Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . .         39
        6.02  Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . .         42


                                       ARTICLE VII
                                       THE AGENT

SECTION 7.01  Appointment and Authorization . . . . . . . . . . . . . . . . . . . . . .         42
        7.02  Agent and Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . .         42
        7.03  Action by Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         42
        7.04  Consultation with Experts . . . . . . . . . . . . . . . . . . . . . . . .         42
        7.05  Liability of Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . .         43
        7.06  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         43
        7.07  Credit Decision . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         43
        7.08  Successor Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         44



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                                       ARTICLE VIII
                                CHANGE IN CIRCUMSTANCES

SECTION 8.01  Basis for Determining Interest
                Rate Inadequate or Unfair . . . . . . . . . . . . . . . . . . . . . . .         44
        8.02  Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         45
        8.03  Increased Cost and Reduced Return . . . . . . . . . . . . . . . . . . . .         46
        8.04  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         48
        8.05  Base Rate Loans Substituted for
                Affected Euro-Dollar Loans  . . . . . . . . . . . . . . . . . . . . . .         50
        8.06  Substitution of Bank  . . . . . . . . . . . . . . . . . . . . . . . . . .         51
        8.07  Election to Terminate . . . . . . . . . . . . . . . . . . . . . . . . . .         51


                                       ARTICLE IX
                                     MISCELLANEOUS

SECTION 9.01  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         51
        9.02  No Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         52
        9.03  Expenses; Indemnification . . . . . . . . . . . . . . . . . . . . . . . .         52
        9.04  Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . .         53
        9.05  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . .         53
        9.06  New York Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         55
        9.07  Counterparts; Integration . . . . . . . . . . . . . . . . . . . . . . . .         55
        9.08  WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . . . . .         56


Exhibit A   - Note

Exhibit B   - Form of Money Market Quote Request

Exhibit C   - Form of Invitation for Money Market Quotes

Exhibit D   - Form of Money Market Quote

Exhibit E   - Opinions of Counsel for the Borrower

Exhibit F   - Opinion of Special Counsel for the Agent

                                CREDIT AGREEMENT


                 AGREEMENT dated as of July 27, 1994 among AETNA LIFE AND CASUALTY COMPANY, the BANKS listed on the signature pages hereof, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Managing Agent, DEUTSCHE BANK AG, as Co-Arranger, and THE CHASE MANHATTAN BANK, N.A., CITIBANK, N.A., and CREDIT SUISSE, as Co-Agents.

                 The parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                 SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

                 "Absolute Rate Auction" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

                 "Adjusted CD Rate" has the meaning set forth in Section
2.08(b).

                 "Adjusted Consolidated Net Worth" means at any date the total shareholders' equity of the Borrower and its Consolidated Subsidiaries determined as of such date, adjusted to exclude net unrealized capital gains and losses.

                 "Administrative Questionnaire" means, with respect to each Bank, the administrative questionnaire in the form submitted to such Bank by the Agent and submitted to the Agent (with a copy to the Borrower) duly completed by such Bank.

                 "Affiliate" means, (1) any bank which, directly or indirectly, wholly owns, is wholly owned by or shares common one hundred percent ownership with the transferor Bank and, (ii) is of credit rating better than or equal to that of the transferor Bank on the Effective Date, as determined by Moody's Investors Service and Standard & Poor's Corporation.

                 "Agent" means Morgan Guaranty Trust Company of New York in its capacity as Managing Agent for the Banks hereunder, and its successors in such capacity.

                 "Applicable Lending Office" means, with respect to any Bank,
(i) in the case of its Base Rate Loans and CD Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

                  "Assessment Rate" has the meaning set forth in
Section 2.08(b).

                 "Assignee" has the meaning set forth in Section 9.05(c).

                 "Bank" means each bank listed on the signature pages hereof and its successors.

                 "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

                 "Base Rate Loan" means (i) a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or a Notice of Interest Rate Election or the provisions of Article VIII or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

                 "Borrower" means Aetna Life and Casualty Company, a Connecticut insurance corporation and, except for purposes of Section 6.01(i), its successors.

                 "Borrower's 1993 Form 10-K" means the Borrower's annual report on Form 10-K for 1993, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                 "Borrower's 1994 First Quarter Form 10-Q" means the Borrower's quarterly report for the fiscal quarter ended March 31, 1994 as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                 "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower at the same time by the Banks pursuant to Article II. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans, a "CD Borrowing" if such Loans are CD Loans, a "Euro-Dollar Borrowing" if such

Loans are Euro-Dollar Loans and a "Money Market Borrowing" if such Loans are Money Market Loans.

                 "CD Base Rate" has the meaning set forth in Section 2.08(b).

                 "CD Loan" means (i) a Committed Loan which bears interest at the Fixed CD Rate pursuant to the applicable Notice of Committed Borrowing or a Notice of Interest Rate Election or (ii) an overdue amount which was a CD Loan immediately before it became overdue.

                 "CD Margin" has the meaning set forth in Section 2.08(b).

                 "CD Reference Banks" means The Chase Manhattan Bank, N.A., Deutsche Bank AG and Morgan Guaranty Trust Company of New York.

                 "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.07 or terminated pursuant to Section 8.07.

                 "Committed Loan" means a loan made by a Bank pursuant to
Section 2.01; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

                 "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date.

                 "Continuing Director" means, at any time, a director who (i) was a director of Aetna Life and Casualty Company 24 months prior to such time or (ii) was nominated or elected as a director by vote of a majority of the persons who were Continuing Directors at the time of such nomination or election.

                 "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                 "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

                 "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent; provided that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

                 "Domestic Loans"  means CD Loans or Base Rate Loans or both.

                 "Domestic Reserve Percentage" has the meaning set forth in
Section 2.08(b).

                 "Duff" means Duff & Phelps Inc.

                 "Effective Date" means the date this Agreement becomes effective in accordance with Section 3.01.

                 "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                 "ERISA Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

                 "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

                 "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

                 "Euro-Dollar Loan" means (i) a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or a Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

                 "Euro-Dollar Margin" has the meaning set forth in Section 2.08(c).

                 "Euro-Dollar Rate" means a rate of interest determined pursuant to Section 2.08(c) on the basis of the London Interbank Offered Rate.

                 "Euro-Dollar Reference Banks" means The Chase Manhattan Bank, N.A., Deutsche Bank AG and Morgan Guaranty Trust Company of New York.

                 "Euro-Dollar Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor), for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

                 "Event of Default" has the meaning set forth in Section 6.01.

                 "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as calculated by the Agent, such calculation to be supplied to the Borrower upon the Borrower's request.

                 "Fixed CD Rate" has the meaning set forth in Section 2.08(b).

                 "Fixed Rate Borrowing" means a CD Borrowing, a Euro-Dollar Borrowing or a Money Market Borrowing.

                 "Fixed Rate Loans" means Euro-Dollar Loans, CD Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate for the reason stated in Section 8.01) or any combination of the foregoing.

                 "Group of Loans" means at any time a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time, (ii) all Committed Loans which are CD Loans having the same Interest Period at such time or (iii) all Committed Loans which are Euro-Dollar Loans having the same Interest Period at such time; provided that, if Committed Loans of any particular Bank are converted to or made as Base Rate Loans pursuant to Article VIII, such Loans shall be included in the same Group or Groups of Loans from time to time as they would have been in if they had not been so converted or made.

                 "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substances having any constituent elements displaying any of the foregoing characteristics.

                 "Interest Period" means:

(1) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 90 days thereafter; provided that:

                 (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

                 (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                 (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

(2) with respect to each CD Borrowing, the period commencing on the date of such Borrowing and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect in the applicable Notice of Borrowing or such longer period as mutually agreed to by the Borrower and all of the Banks; provided that:

                 (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

                 (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                 (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

(3) with respect to each Euro-Dollar Loan, a period commencing on the date of Borrowing specified in the applicable Notice of Committed Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice or such longer period as mutually agreed to by the Borrower and all of the Banks; provided that:

                 (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

                 (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                 (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

(4) with respect to each Money Market LIBOR Loan, the period commencing on the date of Borrowing and ending such whole number of months thereafter, as the Borrower may elect in accordance with Section 2.03; provided that:

                 (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

                 (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                 (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

(5) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of Borrowing and ending such number of days thereafter (but not less than 7 days) as the Borrower may elect in accordance with Section 2.03; provided that:

                 (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

                 (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

                 "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

                 "Level I Period" means any period during which any long-term Senior Unsecured Debt of the Borrower has ratings that are better than or equal to at least two of the following three ratings: (i) AA+ by S&P and/or (ii) Aa1 by Moody's and/or (iii) AA+ by Duff; provided that if S&P or Moody's or Duff changes its rating system after the date hereof, the new rating of such rating agency that most closely corresponds to the level specified above for such rating agency shall be substituted for such level.

                 "Level II Period" means any period (other than a Level I Period) during which any long-term Senior Unsecured Debt of the Borrower has ratings that are better than or equal to at least two of the following three ratings: (i) AA- by S&P and/or (ii) Aa3 by Moody's and/or (iii) AA- by Duff; provided that if S&P or Moody's or Duff changes its rating system after the date hereof, the new rating of such rating agency that most closely corresponds to the level specified above for such rating agency shall be substituted for such level.

                 "Level III Period" means any period (other than a Level I Period or a Level II Period) during which any long-term Senior Unsecured Debt of the Borrower has ratings which are better than or equal to at least two of the following three ratings: (i) A- by S&P and/or (ii) A3 by Moody's and/or (iii) A- by Duff; provided that if S&P or Moody's or Duff changes its rating system after the date hereof, the new rating of such agency that most closely corresponds to the level specified above for such rating agency shall be substituted for such level.

                 "Level IV Period" means any period (other than a Level I Period, Level II Period or Level III Period) during which any long-term Senior Unsecured Debt of the Borrower has ratings which are better than or equal to at least two of the following three ratings: (i) BBB by S&P and/or (ii) Baa2 by Moody's and/or (iii) BBB by Duff; provided that if S&P or Moody's or Duff changes its rating system after the date hereof, the new rating of such agency that most closely corresponds to the level specified above for such rating agency shall be substituted for such level.

                 "Level V Period" means any period other than a Level I Period, Level II Period, Level III Period or Level IV Period.

                 "LIBOR Auction" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.03.

                 "Loan" means a Base Rate Loan, a Euro-Dollar Loan, a CD Loan or a Money Market Loan and "Loans" means any combination of the foregoing.

                 "London Interbank Offered Rate" has the meaning set forth in
Section 2.08(c).

                 "Money Market Absolute Rate" has the meaning set forth in
Section 2.03(d).

                 "Money Market Absolute Rate Loan" means a loan made or to be made by a Bank pursuant to an Absolute Rate Auction.

                 "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Agent; provided that any Bank may from time to time by notice to the Borrower and the Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

                 "Money Market LIBOR Loan" means a loan made or to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate for the reason stated in Section 8.01).

                 "Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

                 "Money Market Margin" has the meaning set forth in Section 2.03(d).

                 "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

                 "Money Market Quote Request" means a request by the Borrower to the Banks to make Money Market Loans in accordance with Section 2.03(b).

                 "Moody's" means Moody's Investors Service, Inc.

                 "Non-Recourse Indebtedness" means indebtedness for borrowed money as to which the liability of the Borrower or its Principal Insurance Subsidiaries, as the case may be, is limited solely to specific assets.

                 "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

                 "Notice of Borrowing" means a Notice of Committed Borrowing (as defined in Section 2.02) or a Notice of Money Market Borrowing (as defined in Section 2.03(f)).

                 "Notice of Interest Rate Election" has the meaning set forth in Section 2.10.

                 "Other Taxes" has the meaning set forth in Section 8.04(a).

                 "Participant" has the meaning set forth in Section 9.05(d).

                 "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                 "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                 "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and is either (i) maintained by a member of the ERISA Group for employees of a member of the ERISA Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

                 "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

                 "Principal Insurance Subsidiary" means Aetna Life Insurance Company, The Aetna Casualty and Surety Company, or any other Subsidiary of the Borrower, including Subsidiaries of Subsidiaries, which shall succeed by merger or otherwise to a major part of the business of one or more of the Principal Insurance Subsidiaries. For the purposes of this definition the decision as to whether a Subsidiary shall have succeeded to a major part of the business of one or more Principal Insurance Subsidiaries shall be made in good faith by the Borrower's Board of Directors by the adoption of a resolution so stating.

                 "Quarterly Date" means the last Domestic Business Day of each January, April, July and October.

                 "Reference Banks" means The Chase Manhattan Bank, N.A., Deutsche Bank AG and Morgan Guaranty Trust Company of New York, and "Reference Bank" means any one of such Reference Banks.

                 "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                 "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 66 2/3% of the aggregate unpaid principal amount of the Loans.

                 "Required Capital" has the meaning set forth in Section
8.03(b).

                 "Responsible Financial Officer" means chief financial officer, treasurer, chief accounting officer or senior corporate finance officer.

                 "Revolving Credit Period" means the period from the date hereof to and including the Termination Date.

                 "S&P" means Standard & Poor's Corporation.

                 "Senior Unsecured Debt" means indebtedness for borrowed money that is not subordinated to any other indebtedness for borrowed money and is not secured or supported by a guarantee, letter of credit or other form of credit enhancement.

                 "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

                 "Taxes" has the meaning set forth in Section 8.04(a).

                 "Termination Date" means July 27, 1999 or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

                 "Trigger Event" has the meaning set forth in Section 8.03(c).

                 SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with United States generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks.

                 SECTION 1.03. Classifications of Borrowings. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article II under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under
Section 2.03 in which the Bank participants are determined on the basis of their bids).


                                   ARTICLE II

                                  THE CREDITS

                 SECTION 2.01. Commitments to Lend. On the terms and conditions set forth in this Agreement, each Bank severally agrees to lend to the Borrower, from time to time during the Revolving Credit Period amounts not to exceed in the aggregate at any one time outstanding the amount of such Bank's Commitment. Each Borrowing under this Section 2.01 shall be in an aggregate principal amount of $25,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount of the unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay, or to the extent permitted by
Section 2.11, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section. Failure by any Bank to make Loans as required under the terms of this Agreement will not relieve any other Bank of its obligations hereunder.

                 SECTION 2.02. Notice of Committed Borrowings. The Borrower shall give the Agent notice (a "Notice of Committed Borrowing") not later than 10:30 A.M. (New York City time) on (x) the date of each Base Rate Borrowing,
(y) the second Domestic Business Day before each CD Borrowing and (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

                 (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a CD Borrowing and a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                 (b)  the aggregate amount of such Borrowing,

                 (c) whether the Loans comprising such Borrowing are to be CD Loans, Base Rate Loans or Euro-Dollar Loans, and

                 (d) in the case of a CD Borrowing or Euro-Dollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

                 SECTION 2.03.  Money Market Borrowings.

                 (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01, the Borrower may, as set forth in this Section, request the Banks from time to time during the Revolving Credit Period to make offers to make Money Market Loans to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

                 (b) Money Market Quote Request. When the Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received no later than 10:00 A.M. (New York City time) on (x) the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed upon and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

                 (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

                 (ii) the aggregate amount of such Borrowing, which shall be $25,000,000 or a larger multiple of $1,000,000,

                 (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

                 (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or following notice to each of the Banks, such other number of days as the Borrower and the Agent may agree upon) of any other Money Market Quote Request.

                 (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit C hereto, which shall constitute an invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

                 (d)  Submission and Contents of Money Market Quotes.  (i)
Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than (x) 9:30 A.M. (New

York City time) on the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:30 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Agent (or any affiliate of the Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) 9:15 A.M. (New York City time) on the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:15 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction. Subject to Articles III and VI, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

                 (ii) Each Money Market Quote shall be in substantially the form of Exhibit D hereto and shall in any case specify:

                 (A) the proposed date of Borrowing,

                 (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (x) may be greater than or less than the Commitment of the quoting Bank, (y) must be $25,000,000 or a larger multiple of $1,000,000 and (z) may not exceed the principal amount of Money Market Loans for which offers were requested,

                 (C) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (rounded to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

                 (D) in the case of an Absolute Rate Auction, the rate of interest per annum (rounded to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

                 (E)  the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

                 (iii)  Any Money Market Quote shall be disregarded if it:

                 (A) is not substantially in conformity with Exhibit D hereto or does not specify all of the information required by subsection
         (d)(ii);

                 (B) contains qualifying, conditional or similar language;

                 (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

                 (D) arrives after the time set forth in subsection (d)(i).

                 (e) Notice to Borrower. The Agent shall promptly notify the Borrower of the terms (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered (including the names of the Banks) and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote for any Interest Period may be accepted.

                 (f) Acceptance and Notice by Borrower. Not later than 10:30 A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed upon and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote for any Interest Period in whole or in part; provided that:

                 (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request,

                 (ii) the principal amount of each Money Market Borrowing must be $25,000,000 or a larger multiple of $1,000,000,

                 (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be, and

                 (iv) the Borrower may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

                 (g) Allocation by Agent. If offers are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in multiples of such number, not greater than $1,000,000 as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Agent of the pro rata amounts of Money Market Loans shall be conclusive in the absence of manifest error.

                 SECTION 2.04. Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

                 (b) Not later than 12:00 Noon (New York City time) on the date of each Borrowing, each Bank participating therein shall make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address specified in or pursuant to Section
9.01.  Unless the Agent determines that any applicable condition specified in
Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address.

                 (c) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.04 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at
(i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section
2.08 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

                 SECTION 2.05. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

                 (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

                 (c) Upon receipt of each Bank's Note pursuant to Section 3.01(b), the Agent shall forward such Note to such Bank. Each Bank shall record the date, amount and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and prior to any transfer of its Note shall endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

                 (d) Each Bank agrees that it will cancel and return to the Borrower all Notes then held by it upon the earlier of (i) the Termination Date provided no Default shall have then occurred and be continuing or (ii) the date such Bank's Commitment has been terminated and there are no Loans outstanding to or accrued interest owing to such Bank.

                 SECTION 2.06. Maturity of Loans. (a) The Committed Loans of each Bank shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the Termination Date.

                 (b) Each Money Market Loan shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the last day of the Interest Period applicable to such Money Market Loan.

                 SECTION 2.07. Termination or Reduction of Commitments. (a) The Commitments of each Bank shall terminate at the end of the Revolving Credit Period.

                 (b) During the Revolving Credit Period the Borrower may, upon at least three Domestic Business Days' notice to the Agent, terminate the Commitments at any time, if no Loans are outstanding at such time.

                 (c) During the Revolving Credit Period the Borrower may, upon at least three Domestic Business Days' notice to the Agent, ratably reduce the Commitments from time to time by an aggregate amount of $25,000,000 or any larger multiple of $1,000,000, but only to the extent that the aggregate amount of the Commitments exceeds the aggregate outstanding principal amount of the Loans.

                 SECTION 2.08. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable for each Interest Period on the earlier of (i) the last day of the Interest Period applicable thereto or (ii) the Termination Date. Any overdue principal of and, to the extent permitted by law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

                 (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the applicable Fixed CD Rate. Such interest shall be payable for each Interest Period on the earlier of (i) the last day of the Interest Period applicable thereto, (ii) 90 days after the initial date thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days thereafter or (iii) the Termination Date. Any overdue principal of and, to the extent permitted by law, overdue interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 1% plus the higher of (i) the Fixed CD Rate applicable to such Loan and (ii) the rate applicable to Base Rate Loans for such day.

                 The "Fixed CD Rate" applicable to any CD Loan for any Interest Period means a rate per annum equal to the sum of the CD Margin plus the applicable Adjusted CD Rate.

                 "CD Margin" means (i) 0.375% during each Level I Period, (ii) 0.400% during each Level II Period, (iii) 0.425% during each Level III Period,
(iv) 0.500% during each Level IV Period, and (v) 0.625% during each Level V Period.

                 The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:

                           [ CDBR       ]*
                 ACDR   =  [ ---------- ]  + AR
                           [ 1.00 - DRP ]

                 ACDR   =  Adjusted CD Rate
                 CDBR   =  CD Base Rate
                  DRP   =  Domestic Reserve Percentage
                   AR   =  Assessment Rate

* The amount in brackets being rounded upwards, if necessary, to the next higher 1/100 of 1%.

                 The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Agent to be the arithmetic average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each Reference Bank of its certificates of deposit in an amount comparable to the unpaid principal amount of the CD Loan of such Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

                 "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Fixed CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

                 "Assessment Rate" means for any Interest Period the net annual assessment rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) actually incurred by Morgan Guaranty Trust Company of New York to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of Morgan Guaranty Trust Company of New York in the United States during the most recent period for which such rate has been determined prior to the commencement of such Interest Period.

                 (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin plus the applicable London Interbank Offered Rate. Such interest shall be payable for each Interest Period on the earlier of (i) the last day thereof, (ii) three months after the initial date thereof and, if such Interest Period is longer than three months, at intervals of three months thereafter or (iii) the Termination Date.

                 "Euro-Dollar Margin" means (i) 0.250% during each Level I Period, (ii) 0.275% during each Level II Period, (iii) 0.300% during each Level III Period, (iv) 0.375% during each Level IV Period, and (v) 0.500% during each Level V Period.

                 The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

                 (d) Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 1% plus the Euro-Dollar Margin plus the higher of (i) the London Interbank Offered Rate applicable to such Loan and (ii) the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Reference Banks are offered to such Reference Bank in the London interbank market for the applicable period determined as provided above (or, if the circumstances described in Section 8.01 shall exist, at a rate per annum equal to the sum of 1% plus the Base Rate for such day).

                 (e) Subject to clause (y) of Section 8.01, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.08(c) as if each Reference Bank were to participate in the related Money Market LIBOR Borrowing ratably in proportion to its Commitment) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with
Section 2.03. Such interest shall be payable for each Interest Period on the earlier of (i) the last day thereof (ii) three months after the initial date thereof and, if such Interest Period is longer than three months, at intervals of three months thereafter or (iii) the Termination Date. Any overdue principal of and, to the extent permitted by law, overdue interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

                 (f) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower by telecopy and the participating Banks by telex, cable or telecopy of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                 (g) Each Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

                 SECTION 2.09.  Fees.

                 (a) Facility Fee. The Borrower shall pay to the Agent for the account of the Banks ratably in proportion to their commitments, a facility fee at the rate of (i) 0.100% per annum during each Level I Period, (ii) 0.125% per annum during each Level II Period, (iii) 0.150% per annum during each Level III Period, (iv) 0.225% per annum during each Level IV Period, and (v) 0.500% per annum during each Level V Period. Such facility fee shall accrue (i) from and including the date on which the conditions set forth in Section 3.01(a) and
(e) have been satisfied to but excluding the last day of the Revolving Credit Period, in each case, on the daily average aggregate amount of the Commitments (whether used or unused) and (ii) if any Loans remain outstanding after the Revolving Credit Period, from and including the last day of the Revolving Credit Period to but excluding the date such Loans shall be repaid in full, on the daily average aggregate outstanding principal amount of such Loans.

                 (b) Payments. Except as otherwise indicated, accrued fees under this Section shall be payable quarterly in arrears on the earlier of (i) each Quarterly Date, (ii) the Termination Date or (iii) if any Loans remain outstanding after the Revolving Credit Period, on the date such Loans shall be repaid in full.

                 SECTION 2.10.  Method of Electing Interest Rates.
(a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each

Group of Loans (subject in each case to the provisions of Article VIII), as follows:

                 (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to CD Loans as of any Domestic Business Day or Euro-Dollar Loans as of any Euro-Dollar Business Day;

                 (ii) if such Loans are CD Loans, the Borrower may (x) elect to convert such Loans to Base Rate Loans as of any Domestic Business Day,
         (y) elect to convert such Loans to Euro-Dollar Loans or to CD Loans with an Interest Period different from the then current Interest Period applicable to such Loans, as of any Euro-Dollar Business Day or Domestic Business Day, respectively or (z) elect to continue such Loans as CD Loans for an additional Interest Period beginning on the last day of the then current Interest Period applicable to such Loans; and

                 (iii) if such Loans are Euro-Dollar Loans, the Borrower may
         (x) elect to convert such Loans to Base Rate Loans or CD Loans as of any Domestic Business Day, (y) elect to convert such Loans to CD Loans or Euro-Dollar Loans with an Interest Period different from the then current Interest Period applicable to such Loans, as of any Domestic Business Day or Euro-Dollar Business Day, respectively or (z) elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period beginning on the last day of the then current Interest Period applicable to such Loans;

provided that, if the Borrower elects to convert any CD Loans or Euro-Dollar Loans, as the case may be, to Base Rate Loans or to CD Loans or Euro-Dollar Loans, as the case may be, with a different Interest Period, as of any day other than the last day of the then current Interest Period applicable to such Loans, the Borrower shall reimburse each Bank in accordance with Section 2.13.

                 Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Agent (i) at least one Domestic Business Day before such notice is to be effective if the relevant Loans are to be converted into Base Rate Loans, (ii) at least two Domestic Business Days before such conversion or continuation is to be effective if such Loans are to be converted into, or continued as, CD Rate Loans or (iii) at least three Euro-Dollar Business Days before such conversion or continuation is to be effective if such Loans are to be converted into, or continued as, Euro-Dollar Loans.

                 A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $25,000,000 or any larger multiple of $1,000,000.

                 (b)  Each Notice of Interest Rate Election shall specify:

                 (i) the Group of Loans (or portion thereof) to which such notice applies;

                 (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

                 (iii) whether such Group of Loans (or portion thereof) is to be converted to Base Rate Loans, CD Loans or Euro-Dollar Loans or continued as CD Loans or Euro-Dollar Loans for an additional Interest Period; and

                 (iv) if such Loans (or portions thereof) are to be converted to or continued as CD Loans or Euro-Dollar Loans, as the case may be, the duration of the Interest Period to be applicable thereto immediately after such conversion or continuation.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

                 (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Agent for any Group of Fixed Rate Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.


                 SECTION 2.11.  Optional Prepayments.  (a)  The Borrower may
(i) upon at least one Domestic Business Day's notice to the Agent, prepay the Base Rate Loans (or any Money Market LIBOR Loans which bear interest at the Base Rate at such time for the reason stated in Section 8.01), in whole or in part, on any Domestic Business Day and (ii) upon at least two Euro-Dollar Business Days' notice to the Agent, prepay any Fixed Rate Loan, in whole or in part, on the last day of any Interest Period applicable thereto, in amounts aggregating $25,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the relevant Loans of the several Banks.

                 (b) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

                 SECTION 2.12. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in the Notes. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, any Base Rate Loans, CD Loans or fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans and Money Market LIBOR Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Absolute Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

                 (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

                 SECTION 2.13. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted to another Loan (pursuant to Section 2.10, Article VI or Article
VIII) on any day other than the last day of an Interest Period applicable thereto or the end of an applicable period fixed pursuant to Section 2.08(d), or if the Borrower fails to borrow or prepay any Fixed Rate Loan after notice has been given to any Bank in accordance with Section 2.04(a) or Section 2.11, the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss reasonably incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after such payment or conversion or failure to borrow or prepay, provided that such Bank shall have delivered to the Borrower a certificate as to the amount of such loss or expense with an explanation of the calculation of such loss or expense, which certificate shall be conclusive if made reasonably and in good faith.

                 SECTION 2.14. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and facility fees hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                 SECTION 2.15. Regulation D Compensation. For each day for which a Bank is required to maintain reserves in respect of either (x) "Eurocurrency Liabilities" (as defined in all regulations of the Board of Governors of the Federal Reserve System) or (y) any other category of liabilities which includes deposits by reference to which the interest rate in Euro-dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents, such Bank may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum determined by such Bank up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable London Interbank Offered Rate. Any Bank wishing to require payment of such additional interest
(x) shall so notify the Borrower and the Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least five Euro-Dollar Business Days after the giving of such notice and (y) shall notify the Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans of the amount then due to such Bank under this Section. Such Bank's notice to the Borrower shall set forth its calculation of such additional interest and such calculation shall be conclusive if made reasonably and in good faith.


                                  ARTICLE III

                                   CONDITIONS

                 SECTION 3.01. Effectiveness. This Agreement shall become effective on the date that all of the following conditions shall have been satisfied (or waived in accordance with Section 9.04):

                 (a) receipt by the Agent from each of the parties hereto of either (i) a counterpart hereof signed by such party or (ii) telegraphic, telex or other written confirmation, in form satisfactory to the Agent, confirming that a counterpart hereof has been signed by such party;

                 (b) receipt by the Agent for the account of each Bank of a duly executed Note dated on or before the Effective Date complying with the provisions of Section 2.05;

                 (c) receipt by the Agent of a certificate signed by the Vice President-Finance and Treasurer or Senior Vice President, Finance of the Borrower, dated the Effective Date, to the effect that (i) no Default has occurred and is continuing as of the Effective Date, (ii) the representations and warranties of the Borrower set forth in
         Article IV hereof are true in all material respects on, and as of, the Effective Date and (iii) the Borrower has terminated, effective on or prior to the Effective Date, all commitments under the Credit Agreement dated as of August 1, 1989, among the Borrower, the banks party thereto and Morgan Guaranty Trust Company of New York, as agent for such banks, and has repaid all loans outstanding thereunder;

                 (d) receipt by the Agent of an opinion of John W. Campbell, Esq., counsel to the Borrower and given upon the Borrower's express instructions, and of Davis Polk & Wardwell, special counsel to the Borrower, and given upon the Borrower's express instructions substantially in the forms of Exhibits E-1 and E-2 hereto, respectively;

                 (e) receipt by the Agent of an opinion of Cravath, Swaine & Moore, special counsel to the Agent, substantially in the form of Exhibit F hereto; and

                 (f) receipt by the Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

provided that this Agreement shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than July 31, 1994. The Agent shall promptly notify the Borrower and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto.

                 SECTION 3.02. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

                 (a) receipt by the Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

                 (b) the fact that, immediately before and immediately after such Borrowing, no Default shall have occurred and be continuing;

                 (c) the fact that immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

                 (d) the fact that the representations and warranties of the Borrower set forth in Sections 4.01(i), 4.02 and 4.07(i) shall be true on and as of the date of such Borrowing;

                 (e) the fact that the most recent financial statements provided by Borrower in compliance with Section 5.01, as supplemented prior to such Borrowing, shall be, to the best of Borrower's knowledge, accurate and complete in all material respects; and

                 (f) the fact that the Borrowing shall have been approved in writing by (i) the Chairman of the Borrower, or (ii) the President of the Borrower, or (iii) the Group Executive, Finance and
         Administration, acting jointly with either the Senior Vice President, Finance, or the Vice President-Finance and Treasurer.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(b), (c), (d), (e) and (f) of this Section.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                 The Borrower represents and warrants that:

                 SECTION 4.01.  Corporate Existence and Power.  The Borrower
(i) is a Connecticut insurance corporation duly incorporated, validly existing and in good standing under the laws of the State of Connecticut, (ii) has all corporate powers required to carry on its business as now conducted and (iii) has all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, the failure to obtain which would, individually or in the aggregate, have a material adverse effect on the ability of the Borrower to perform its obligations hereunder or on the financial condition of the Borrower and its Consolidated Subsidiaries taken as a whole.

                 SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or advance filing with, any governmental body, agency or official and do not contravene, or constitute a default under, (i) any provision of the certificate of incorporation or by-laws of the Borrower, (ii) any applicable law or regulation or any judgment, injunction, order or decree binding upon the Borrower, or (iii) any material financial agreement or instrument (excluding insurance obligations) of the Borrower.

                 SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower and the Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower.

                 SECTION 4.04.  Financial Information.

                 (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1993, the related consolidated statements of cash flows for the year then ended and consolidated statement of income and retained earnings for the year then ended, reported on by KPMG Peat Marwick and set forth in the Borrower's 1993 Annual Report, copies of which have been delivered to the Agent for distribution to each of the Banks, fairly present, in conformity with United States generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such year.

                 (b) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of March 31, 1994 and the related unaudited consolidated statements of income and retained earnings and cash flows for the three months then ended, set forth in the Borrower's 1994 First Quarter Form 10-Q, copies of which have been delivered to the Agent for distribution to each of the Banks, fairly present, in conformity with United States generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three month period (subject to normal year-end adjustments).

                 (c) Since March 31, 1994, there has been no material adverse change in the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, taken as a whole.

                 SECTION 4.05. Litigation. Except as disclosed in the Borrower's 1993 Form 10-K or 1994 First Quarter Form 10-Q, there is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower, its Consolidated Subsidiaries or its Principal Insurance Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries taken as a whole or which in any manner draws into question the validity of this Agreement or the Notes.

                 SECTION 4.06. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is not in violation of the presently applicable provisions of ERISA and the Internal Revenue Code where such violation would have a material adverse effect on the financial condition of the Borrower and its Consolidated Subsidiaries taken as a whole, and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA; provided that this Section 4.06 applies to the members of the ERISA Group only in their capacity as employers and not in any other capacity (such as fiduciaries or service providers to Plans for the benefit of employers of others).

                 SECTION 4.07. Principal Insurance Subsidiaries. Each of the Borrower's Principal Insurance Subsidiaries (i) is a Connecticut insurance corporation duly incorporated, validly existing and in good standing under the laws of the State of Connecticut, (ii) has all corporate powers required to carry on its business as now conducted and (iii) has all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, the failure to obtain which would, individually or in the aggregate, have a material adverse effect on the ability of the Borrower to perform its obligations hereunder or on the financial condition of such Principal Insurance Subsidiary and its consolidated subsidiaries taken as a whole.

                 SECTION 4.08. Compliance with Laws. To the best of the Borrower's knowledge, the Borrower has complied in all material respects with all applicable laws, except where any single failure to comply therewith would not individually have a material adverse effect on its ability to perform its obligations hereunder, and except where necessity of compliance therewith is being contested in good faith by appropriate proceedings; provided, however, that the sole representation and warranty with respect to compliance with ERISA is limited to Section 4.06; and provided further that the reference to applicable laws in this Section 4.08 shall not include Environmental Laws.

                                   ARTICLE V

                                   COVENANTS

                 The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

                 SECTION 5.01. Information. The Borrower will deliver to the Agent, for delivery by the Agent to each of the Banks:

                 (a) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of earnings and of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by KPMG Peat Marwick or other independent public accountants of nationally recognized standing;

                 (b) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, the Borrower's Form 10-Q as of the end of such quarter;

                 (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of a Responsible Financial Officer of the Borrower (i) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto, and
         (ii) setting forth calculations demonstrating compliance, as of the date of the most recent balance sheet included in the financial statements being furnished at such time, with the covenant set forth in Section 5.03;

                 (d) within five days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of a Responsible Financial Officer of the Borrower setting forth the details thereof and the action which the

         Borrower is taking or proposes to take with respect thereto;

                 (e) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements and reports, and proxy statements so mailed; and

                 (f) from time to time such additional publicly available information regarding the financial position or business of the Borrower and its Principal Insurance Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

                 SECTION 5.02. Conduct of Business and Maintenance of Existence. The Borrower will preserve, renew and keep in full force and effect, and will cause each Principal Insurance Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence.

                 SECTION 5.03. Minimum Adjusted Consolidated Net Worth. Adjusted Consolidated Net Worth will at no time be less than $5,000,000,000.

                 SECTION 5.04. Equal and Ratable Lien Protection. The Borrower will not, and will not permit any Principal Insurance Subsidiary to, issue, assume, incur or guarantee any indebtedness for borrowed money secured by a mortgage, pledge, lien or other encumbrance, directly or indirectly on any of the common stock of a Principal Insurance Subsidiary, which common stock is owned by the Borrower or any Principal Insurance Subsidiary, unless the obligations of the Borrower under this Agreement and the Notes and, if the Borrower so elects, any other indebtedness of the Borrower ranking on a parity with the Notes shall be secured equally and ratably with, or prior to, such secured indebtedness for borrowed money so long as it is outstanding and is so secured.

                 SECTION 5.05. Consolidations, Mergers and Sales of Assets. The Borrower will not consolidate or merge with or into any other corporation or convey or transfer its properties and assets substantially as an entirety to any other Person unless (i) the surviving or acquiring entity is a corporation organized under the laws of one of the United States, (ii) the surviving or acquiring corporation, if other than the Borrower, expressly assumes the performance of the obligations of the Borrower under this Agreement and the Notes, and (iii) immediately after giving effect to such transaction, no Default shall exist.

                 SECTION 5.06. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

                 SECTION 5.07. Cross Default Provisions. If a cross default provision is included in any future instrument or agreement of the Borrower evidencing or relating to indebtedness for borrowed money in a principal amount in excess of $50,000,000, the Borrower will promptly notify the Banks thereof and will, if requested to do so by the Required Banks, sign an amendment to this Agreement to include a similar cross default provision herein.

                 SECTION 5.08. Compliance with Laws. The Borrower will comply in all material respects with all applicable laws, except where any single failure to comply therewith would not individually have a material adverse effect on its ability to perform its obligations hereunder, and except where necessity of compliance therewith is being contested in good faith by appropriate proceedings; provided, however, that with respect to its compliance with ERISA, this Section 5.08 applies to the Borrower only in its capacity as an employer and not in any other capacity (such as a fiduciary or service provider to Plans for the benefit of employers of others); and provided further that the reference to applicable laws in this Section 5.08 shall not include Environmental Laws.


                                   ARTICLE VI

                                    DEFAULTS

                 SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                 (a) the Borrower shall fail to pay when due any principal on any Loan;

                 (b) the Borrower shall fail to pay within five Domestic Business Days of when due any fees or interest on any Loan;

                 (c) the Borrower shall fail to observe or perform any covenant contained in Sections 5.03 and 5.05;

                 (d) the Borrower shall fail to observe or perform, in any material respect, any covenant or agreement contained in this Agreement (other than those covered by clause (a), (b) or (c) above) and such failure shall have continued for a period of 45 days after written notice thereof has been given to the Borrower by the Agent at the request of any Bank;

                 (e) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

                 (f) an event of default, as defined in any indenture or instrument evidencing or under which the Borrower or any Principal Insurance Subsidiary has at the date of this Agreement or shall hereafter have outstanding indebtedness for borrowed money in a principal amount in excess of $50,000,000, shall occur and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable (other than acceleration of Non-Recourse Indebtedness which does not exceed in the aggregate 4% of the Borrower's total shareholders' equity, as set forth in the most recently published audited consolidated balance sheet of the Borrower), and such acceleration shall not have been waived, rescinded or annulled;provided, however, that if such acceleration under such indenture or instrument shall be remedied or cured by the Borrower or Principal Insurance Subsidiary, or waived, rescinded or annulled by the requisite holders of such indebtedness, then the Event of Default shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of the Banks;

                 (g) the Borrower or any Principal Insurance Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or all or substantially all of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                 (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Principal Insurance Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or all or substantially all of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Principal Insurance Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

                 (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said
         Act) of more than 35% of the outstanding shares of common stock of the Borrower; or at any time Continuing Directors shall not constitute a majority of the board of directors of the Borrower;

then, and in every such event, the Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Banks holding Notes evidencing more than 50% in aggregate principal amount of the Loans, by notice to the Borrower declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause (g) or (h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                 SECTION 6.02. Notice of Default. The Agent shall give notice to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                                  ARTICLE VII

                                   THE AGENT

                 SECTION 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

                 SECTION 7.02. Agent and Affiliates. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent hereunder.

                 SECTION 7.03. Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VI.

                 SECTION 7.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                 SECTION 7.05. Liability of Agent. Neither the Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

                 SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Agent's gross negligence or willful misconduct) that the Agent may suffer or incur in connection with this Agreement or any action taken or omitted by the Agent hereunder.

                 SECTION 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

                 SECTION 7.08. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent approved by the Borrower (which approval shall not be unreasonably withheld). If no successor Agent shall have been so appointed by the Required Banks, and approved by the Borrower and shall have accepted such appointment within 10 Domestic Business Days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least two billion dollars.
Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.


                                  ARTICLE VIII

                            CHANGE IN CIRCUMSTANCES

                 SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any CD Loan, Euro-Dollar Loan or Money Market LIBOR Loan the Agent is advised by each of the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to each of the Reference Banks in the relevant market for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, or to convert outstanding Base Rate Loans into CD Loans or Euro-Dollar Loans, as the case may be, or to convert outstanding CD Loans or Euro- Dollar Loans into CD Loans or Euro-Dollar Loans, as the case may be, with a different

Interest Period shall be suspended, (ii) each outstanding CD Loan, Euro-Dollar Loan or Money Market LIBOR Loan, as the case may be, shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto, and (iii) unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any CD Borrowing, Euro-Dollar Borrowing or Money Market LIBOR Borrowing, as the case may be, for which a Notice of Borrowing has previously been given that it elects not to borrow on such date,
(x) if such Borrowing is a CD Borrowing or a Euro-Dollar Borrowing, as the case may be, such Borrowing shall instead be made as a Base Rate Borrowing and (y) if such Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

          SECTION 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro- Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Base Rate Loans or CD Loans into Euro-Dollar Loans, or to convert outstanding Euro-Dollar Loans into Euro-Dollar Loans with a different Interest Period shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Applicable Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, all Euro-Dollar Loans of such Bank then outstanding shall be converted to Base Rate Loans either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loans if such Bank may lawfully continue to maintain and fund such Loans to such day or (b) immediately if such Bank may not lawfully continue to maintain and fund such Loans to such day.

                 SECTION 8.03. Increased Cost and Reduced Return. (a) If any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, made or adopted after the date hereof (other than a change currently provided for in any existing law, rule or regulation) shall impose, modify or deem applicable any reserve, special deposit, insurance assessment or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding
(i) with respect to any Euro-Dollar Loan, any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under Section 2.15 and (ii) with respect to any CD Loan, any such requirement reflected in the applicable Domestic Reserve Percentage or Assessment Rate) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans (other than Money Market Absolute Rate Loans), its Notes (in respect of such Fixed Rate Loans) or its obligation to make such Fixed Rate Loans; and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Notes with respect thereto, by an amount reasonably deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

                 (b) If any Bank shall have determined that any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, made or adopted after the date hereof (other than a change currently provided for in any existing law, rule or regulation), has or would have the effect of increasing the amount of capital of such Bank (or its parent) required to be maintained in respect of, or otherwise allocated to, such Bank's obligations hereunder (its "Required Capital") by an amount reasonably deemed by such Bank to be material, then such Bank may, by notice to the Borrower and the Agent, increase the facility fee payable to such Bank hereunder to the extent required so that the ratio of (w) the sum of the increased facility fee applicable to such Bank's unused Commitment hereunder to (x) the prior facility fee applicable to such Bank's unused Commitment hereunder is the same as the ratio of (y) such Bank's increased Required Capital to (z) its prior Required Capital. Such Bank's notice to the Borrower and the Agent shall set forth its calculation of the foregoing ratios and the increased facility fee to which it is entitled under this Section.

                 (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 8.03 (each, a "Trigger Event") and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. Notwithstanding any other provision of this Section, no Bank shall be entitled to any compensation pursuant to this Section in respect of any Trigger Event (i) for any period of time in excess of 120 days prior to such notice or (ii) for any period of time prior to such notice if such Bank shall not have given such notice within 120 days of the date on which such Trigger Event shall have been enacted, promulgated, adopted or issued in definitive or final form unless such Trigger Event is retroactive. A certificate of any Bank claiming compensation under Section 8.03(a) or (b) and setting forth the additional amount or amounts to be paid to it hereunder and describing the method of calculation thereof shall be conclusive if made reasonably and in good faith. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

                 SECTION 8.04. Taxes. (a) For purposes of this Section 8.04, the following terms have the following meanings:

                 "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

                 "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.

                 (b) Any and all payments by the Borrower to or for the account of any Bank or the Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Bank or the Agent (as the case may
be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

                 (c) The Borrower agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.04) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses, except to the extent attributable to the negligence or misconduct of such Bank or the Agent, as the case may be) arising therefrom or with respect thereto. This indemnification shall be made within 15 days from the date such Bank or the Agent (as the case may be) makes demand therefor.

                 (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, shall provide the Borrower with (i) two Internal Revenue Service ("IRS") forms 1001 or any successor form prescribed by the IRS, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts such Bank from United States withholding tax or reduces the rate of withtholding tax on payments of interest and eliminates withholding tax on any fees, or (ii) two IRS forms 4224 certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 8.04(a). Each such Bank undertakes to deliver to each of the Borrower and the Agent (A) a replacement form (or successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and (B) such amendments thereto or extensions or renewals thereof as may reasonably be required (but only so long as such Bank remains lawfully able to do so).

                 (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(b) or Section 8.04(c) with respect to Taxes imposed by the United States; provided that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

                 (f) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to make any claim for indemnification in respect of Taxes or Other Taxes pursuant to this Section 8.04 (each, a "Tax Event") and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such claim or any other amounts payable by the Borrower under this Section 8.04 and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. Notwithstanding any other provisions of this Section, no Bank shall be entitled to any indemnification pursuant to this Section in respect of any Tax Event (i) for any period of time in excess of 180 days prior to such notice or (ii) for any period of time prior to such notice if such Bank shall not have given such notice within 120 days of the date on which such Bank became aware of such Tax Event unless such Tax Event is retroactive.

                 SECTION 8.05. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make or maintain Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03(a) and the Borrower shall, by at least five Euro-Dollar Business Days prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

                 (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) Euro-Dollar Loans shall instead be Base Rate Loans, and

                 (b) after each of its outstanding Euro-Dollar Loans has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the Borrower shall elect that the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.

                 SECTION 8.06. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04, the Borrower shall have the right to seek a substitute bank or banks (which may be one or more of the Banks) to purchase the Notes and assume the Commitment of such Bank under this Agreement.

                 SECTION 8.07. Election to Terminate. If during any Level I Period, Level II Period or Level III Period (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04, the Borrower may elect to terminate this Agreement as to such Bank, and in connection therewith not to borrow any Loan hereunder from such Bank or to prepay any Base Rate Loan made pursuant to Section 8.02 or 8.05 (without altering the Commitments or Loans of the remaining Banks), provided that the Borrower (i) notifies such Bank through the Agent of such election at least two Euro-Dollar Business Days before any date fixed for such borrowing or such a prepayment, as the case may be, and (ii) repays all of such Bank's outstanding Loans concurrently with such termination. Upon receipt by the Agent of such notice, the Commitment of such Bank shall terminate.


                                   ARTICLE IX

                                 MISCELLANEOUS

                 SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Agent, at its address or telex or telecopy number set forth on the signature pages hereof, (y) in the case of any Bank, at its address, telex or telecopy number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address or telex or telecopy number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. All notices from outside the United States to the Borrower shall only be given by telecopy and all other notices to the Borrower given by telex shall also be given by telecopy or non-telex method. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the number determined pursuant to this Section and the appropriate answerback is received, (ii) if given by registered or certified mail, return receipt requested, when such return receipt is signed by the recipient or (iii) if given by any other means, when delivered at the address specified in this Section, or, if such date is not a business day in the location where received, on the next business day in such location; provided that notices to the Agent under Article II or Article VIII shall not be effective until received.

                 SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                 SECTION 9.03. Expenses; Indemnification. (a) The Borrower shall pay (i) all out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel for the Agent (subject to the limitations previously agreed with such counsel, in the case of fees payable in connection with the preparation of this Agreement), in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent or any Bank, including fees and disbursements of counsel, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom.

                 (b) The Borrower agrees to indemnify each Bank and hold each Bank harmless from and against any and all liabilities, claims, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by any Bank (or by the Agent in connection with its actions as Agent hereunder) in connection with any investigative, administrative or judicial proceeding (whether or not such Bank shall be designated a party thereto) relating to or arising out of (i) any actual or proposed use of proceeds of Loans hereunder to acquire equity securities of any other Person or (ii) any transaction which violates the change in control provisions set forth in Section 6.01(i); provided that no Bank shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

                 SECTION 9.04. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank or subject any Bank to any additional obligation, (ii) reduce or forgive the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment or (iv) amend this Section or otherwise change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

                 SECTION 9.05. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign, delegate, or otherwise transfer any of its rights or obligations under this Agreement (other than as contemplated by Section 5.05) without the prior written consent of all Banks.

                 (b) Except for (i) any assignment made with the Borrower's consent, which consent shall be at the Borrower's sole discretion unless the Assignee is an Affiliate of the transferor Bank, in which case, such consent shall not be unreasonably withheld, (ii) any grant of participating interests permitted by subsection (d) below and (iii) any designation of a different Applicable Lending Office required by Section 8.02, Section 8.03 or Section 8.04, no Bank may at any time assign or otherwise transfer any of its rights and obligations under this Agreement and the Notes. An assignment or other transfer which is not permitted by this subsection (b) shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with subsection (d) below.

                 (c) Subject to the requirements of subsection (b) above, any Bank may assign to one or more banks or other institutions (each an "Assignee) all, or a proportionate part of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an instrument executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower and the Agent. Upon execution and delivery of such an instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,000. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new
Note is issued to the Assignee. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

                 (d) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (ii) or
(iii) of Section 9.04 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII with respect to its participating interest.

                 (e) No Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances.

                 (f) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferror Bank from its obligations hereunder.

                 SECTION 9.06. New York Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of New York.

                 SECTION 9.07. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

                 SECTION 9.08. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                         AETNA LIFE AND CASUALTY COMPANY


                                           By  /S/ ROBERT E. BROATCH
                                              -----------------------
                                              Title:  Senior Vice President,
                                                      Finance

                                              Aetna Life and Casualty Company
                                              151 Farmington Avenue
                                              Hartford, Connecticut 06156
                                              Attention: Assistant Treasurer,
                                                         Corporate Finance,
                                                         YF37

                                              Telecopier:  (203) 275-2661
                                              Telex: 99-241
                                                     99-295
                                                     643056

                                              With a copy to:

                                              Aetna Life and Casualty Company
                                              151 Farmington Avenue
                                              Hartford, Connecticut 06156
                                              Attention:  General Counsel

                                              Telecopier:  (203) 273-0050
                                              Telex: 99-241
                                                     99-295
                                                     643056

Commitment
$50,000,000                            MORGAN GUARANTY TRUST COMPANY OF
                                       NEW YORK

                                         By /S/ JERRY J. FALL
                                           --------------------------
                                           Title: Vice President

                                         Domestic Lending Office
                                         Morgan Guaranty Trust Company
                                           of New York
                                         c/o J.P Morgan Services Inc.
                                         500 Stanton Christiana Road
                                         P.O. Box 6070
                                         Newark, DE 19713-2107
                                         Attention:  Kevin M. McCann
                                                     Associate
                                         Telecopier:  (302) 992-1852/1872
                                         Telex:  177425 MBDEL UT

                                         Euro-Dollar Lending Office
                                         Morgan Guaranty Trust Company of
                                           New York
                                         c/o J.P Morgan Services Inc.
                                         500 Stanton Christiana Road
                                         P.O. Box 6070
                                         Newark, DE 19713-2107
                                         Attention:  Kevin M. McCann
                                                     Associate
                                         Telecopier:  (302) 992-1852/1872
                                         Telex:  177425 MBDEL UT

                                         Money Market Lending Office
                                         Morgan Guaranty Trust Company of
                                           New York
                                         c/o J.P Morgan Services Inc.
                                         500 Stanton Christiana Road
                                         P.O. Box 6070
                                         Newark, DE 19713-2107
                                         Attention:  Kevin M. McCann
                                                     Associate
                                         Telecopier:  (302) 992-1852/1872
                                         Telex:  177425 MBDEL UT

Commitment
$50,000,000                            DEUTSCHE BANK AG, NEW YORK AND/OR
                                       CAYMAN ISLANDS BRANCHES

                                         By /S/ CLINTON M. JOHNSON
                                           ------------------------------
                                           Title: Vice President


                                         By /S/ GEORGE-ANN TOBIN-DEW
                                           ------------------------------
                                           Title: Managing Director

                                         Domestic Lending Office
                                         Deutsche Bank AG, New York
                                           Branch
                                         31 West 52nd Street
                                         New York, New York 10019
                                         Attention:  Cheryl Mandelbaum
                                         Telecopier:  (212) 474-8108
                                         Telex:  429 166/DEUT BK NY

                                         Euro-Dollar Lending Office
                                         Deutsche Bank AG, Cayman Islands
                                           Branch
                                         31 West 52nd Street
                                         New York, New York 10019
                                         Attention:  Cheryl Mandelbaum
                                         Telecopier:  (212) 474-8108
                                         Telex:  429 166/DEUT BK NY


                                         Money Market Lending Office
                                         Deutsche Bank AG, New York Branch
                                         31 West 52nd Street
                                         New York, New York 10019
                                         Attention:  Cheryl Mandelbaum
                                         Telecopier:  (212) 474-8108
                                         Telex:  429 166/DEUT BK NY

Commitment
$37,500,000                            THE CHASE MANHATTAN BANK, N.A.


                                         By /S/ DENNIS COGAN
                                           -----------------------------
                                           Title: Vice President

                                         Domestic Lending Office
                                         The Chase manhattan Bank, N.A.
                                         One Chase Manhattan Plaza
                                         New York, NY 10081
                                         Attention:  Monique Parker
                                         Telecopier:  (212) 552-1477;
                                         (212) 552-1999
                                         Telex:  N/A

                                         Euro-Dollar Lending Office
                                         The Chase Manhattan Bank, N.A.
                                         One Chase Manhattan Plaza
                                         New York, NY 10081
                                         Attention:  Monique Parker
                                         Telecopier:  (212) 552-1477;
                                         (212) 552-1999
                                         Telex:  N/A

                                         Money Market Lending Office
                                         The Chase Manhattan Bank, N.A.
                                         One Chase Manhattan Plaza
                                         New York, NY 10081
                                         Attention:  Monique Parker
                                         Telecopier:  (212) 552-1477;
                                         (212) 552-1999
                                         Telex:  N/A

Commitment
$37,500,000                            CITIBANK, N.A.


                                         By /S/ SCOTT F. ENGLE
                                           ------------------------------
                                           Title: Vice President

                                         Domestic Lending Office
                                         Citibank, N.A.
                                         399 Park Avenue
                                         New York, New York  10043
                                         Attention:  Josephine Cameron, Mgr./
                                                     FINA-Insurance
                                         Telecopier:  (212) 935-4285
                                         Telex:  N/A

                                         Euro-Dollar Lending Office
                                         Citibank, N.A.
                                         399 Park Avenue
                                         New York, New York  10043
                                         Attention:  Josephine Cameron, Mgr./
                                                     FINA-Insurance
                                         Telecopier:  (212) 935-4285
                                         Telex:  N/A

                                         Money Market Lending Office
                                         Citibank, N.A.
                                         399 Park Avenue
                                         New York, New York  10043
                                         Attention:  Josephine Cameron, Mgr./
                                                     FINA-Insurance
                                         Telecopier:  (212) 935-4285
                                         Telex:  N/A

Commitment
$37,500,000                            CREDIT SUISSE


                                         By /S/ LYNN ALLEGAERT
                                           ------------------------------
                                           Title: Member of Senior Management


                                         By /S/ JUERG JOHNER
                                           ------------------------------
                                           Title: Associate

                                         Domestic Lending Office
                                         Credit Suisse
                                         12 East 49th Street
                                         New York, New York  10017
                                         Attention:  Rita Santelli
                                         Telecopier:  (212) 238-5439
                                         Telex:  N/A

                                         Euro-Dollar Lending Office
                                         Credit Suisse
                                         12 East 49th Street
                                         New York, New York  10017
                                         Attention:  Rita Santelli
                                         Telecopier:  (212) 238-5439
                                         Telex:  N/A

                                         Money Market Lending Office
                                         Credit Suisse
                                         12 East 49th Street
                                         New York, New York  10017
                                         Attention:  Rita Santelli
                                         Telecopier:  (212) 238-5439
                                         Telex:  N/A

Commitment
$22,500,000                            BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION


                                         By /S/ LARRY HESS
                                           ------------------------------
                                           Title: Vice President

                                         Domestic Lending Office
                                         Bank of America National Trust
                                         and Savings Association
                                         1850 Gateway Boulevard, GPO-AA
                                         #5693
                                         Concord, CA 94520
                                         Attention:  Hoyt Weller
                                         Telecopier:  (510) 675-7531
                                         Telex:  34346

                                         Euro-Dollar Lending Office
                                         Bank of America National Trust and
                                         Savings Association
                                         1850 Gateway Boulevard, GPO-AA
                                         #5693
                                         Concord, CA 94520
                                         Attention:  Hoyt Weller
                                         Telecopier:  (510) 675-7531
                                         Telex:  34346

                                         Money Market Lending Office
                                         Bank of America National Trust
                                         and Savings Association
                                         555 California Street, 10th Floor
                                         San Francisco, CA 94104
                                         Attention:  Short Term Asset Sales
                                         #5670
                                         Telecopier:  (415) 622-2235
                                         Telex:  N/A

Commitment
$22,500,000                        THE FIRST NATIONAL BANK OF CHICAGO


                                     By  /S/ THOMAS J. COLLIMORE
                                        ------------------------------
                                        Title: Vice President

                                        Domestic Lending Office
                                        The First National Bank of
                                          Chicago
                                        One First National Plaza
                                        Insurance Companies Division,
                                        Suite 0085
                                        Chicago, IL 60670-0085
                                        Attention:  Lillian Arroyo
                                        Telecopier:  (312) 732-4033
                                        Telex:  N/A

                                        Euro-Dollar Lending Office
                                        The First National Bank of
                                          Chicago
                                        One First National Plaza
                                        Insurance Companies Division,
                                        Suite 0085
                                        Chicago, IL 60670-0085
                                        Attention:  Lillian Arroyo
                                        Telecopier:  (312) 732-4033
                                        Telex:  N/A

                                        Money Market Lending Office
                                        The First National Bank of
                                          Chicago
                                        One First National Plaza
                                        Insurance Companies Division,
                                        Suite 0085
                                        Chicago, IL 60670-0085
                                        Attention:  Lillian Arroyo
                                        Telecopier:  (312) 732-4033
                                        Telex:  N/A

Commitment
$22,500,000                        FLEET BANK, NATIONAL ASSOCIATION


                                     By  /S/ JAN-GEE W. MCCOLLAM
                                        ------------------------------
                                        Title: Senior Vice President

                                     Domestic Lending Office
                                     Fleet Bank, National Association
                                     One Constitution Plaza
                                     Hartford, CT 06115

                                     Attention:  Jacqueline Steffens/
                                                 Insurance
                                     Telecopier:  (203) 244-5391
                                     Telex:  N/A

                                     Euro-Dollar Lending Office
                                     Fleet Bank National Association
                                     One Constitution Plaza
                                     Hartford, CT 06115
                                     Attention:  Jacqueline Steffens/
                                                 Insurance
                                     Telecopier:  (203) 244-5391
                                     Telex:  N/A

                                     Money Market Lending Office
                                     Fleet Bank National Association
                                     One Constitution Plaza
                                     Hartford, CT 06115
                                     Attention:  Jacqueline Steffens/
                                                 Insurance
                                     Telecopier:  (203) 244-5391
                                     Telex:  N/A

Commitment
$22,500,000                          MELLON BANK, N.A.


                                  By  /S/ W. SCOTT SANFORD
                                     ------------------------------
                                     Title: Senior Vice President

                                     Domestic Lending Office
                                     Mellon Bank, N.A.
                                     Three Mellon Bank Center
                                     Pittsburgh, PA 15259
                                     Attention:  Sandra A. Castelli/
                                                 Loan Administration
                                     Telecopier:  N/A
                                     Telex:  N/A

                                     Euro-Dollar Lending Office
                                     Mellon Bank, N.A.
                                     One Mellon Bank Center
                                     Pittsburgh, PA 15258
                                     Attention:  Marilyn Wagner/
                                                 Money Markets
                                     Telecopier:  N/A
                                     Telex:  N/A

                                     Money Market Lending Office
                                     Mellon Bank, N.A.
                                     Three Mellon Bank Center
                                     Pittsburgh, PA 15259
                                     Attention:  Sandra A. Castelli/
                                                 Loan Administration
                                     Telecopier:  N/A
                                     Telex:  N/A

Commitment
$22,500,000                          NATIONS BANK OF GEORGIA, N.A.


                                  By  /S/ FRANK R. CALLISON
                                     ------------------------------
                                     Title: Vice President

                                     Domestic Lending Office
                                     Nations Bank of Georgia, N.A.
                                     One Nations Bank Plaza
                                     NC1-002-06-19/ P.O. Box 120
                                     Charlotte, NC 28255
                                     Attention:  Chris Chaffee
                                     Telecopier:  (704) 386-8694
                                     Telex:  N/A

                                     Euro-Dollar Lending Office
                                     Nations Bank of Georgia, N.A.
                                     One Nations Bank Plaza
                                     NC1-002-06-19/ P.O. Box 120
                                     Charlotte, NC 28255
                                     Attention:  Chris Chaffee
                                     Telecopier:  (704) 386-8694
                                     Telex:  N/A

                                     Money Market Lending Office
                                     Nations Bank of Georgia, N.A.
                                     One Nations Bank Plaza
                                     NC1-002-06-19/ P.O. Box 120
                                     Charlotte, NC 28255
                                     Attention:  Chris Chaffee
                                     Telecopier:  (704) 386-8694
                                     Telex:  N/A

Commitment
$22,500,000                          SHAWMUT BANK CONNECTICUT, N.A.


                                  By  /S/ MARION B. HARDY
                                     ------------------------------
                                     Title: Vice President

                                     Domestic Lending Office
                                     Shawmut Bank Connecticut, N.A.
                                     777 Main Street
                                     Hartford, CT 06115
                                     Attention:  Leeane Hediger
                                                 Insurance Industry
                                     Telecopier:  (203) 240-1264
                                     Telex:  N/A

                                     Euro-Dollar Lending Office
                                     Shawmut Bank Connecticut, N.A.
                                     777 Main Street
                                     Hartford, CT 06115
                                     Attention:  Leeane Hediger
                                                 Insurance Industry
                                     Telecopier:  (203) 240-1264
                                     Telex:  N/A

                                     Money Market Lending Office
                                     Shawmut Bank Connecticut, N.A.
                                     777 Main Street
                                     Hartford, CT 06115
                                     Attention:  Leeane Hediger
                                                 Insurance Industry
                                     Telecopier:  (203) 240-1264
                                     Telex:  N/A

Commitment
$22,500,000                          THE TORONTO-DOMINION BANK


                                  By  /S/ E. E. WALKER
                                     --------------------------------------
                                     Title: Manager - Credit Administration

                                     Domestic Lending Office
                                     The Toronto-Dominion Bank
                                     909 Fannin Street, Suite 1700
                                     Houston, TX 77010
                                     Attention:  E. E. Walker
                                                 Manager, Credit
                                                 Administration
                                     Telecopier:  (713) 951-9921
                                     Telex:  N/A

                                     Euro-Dollar Lending Office
                                     The Toronto-Dominion Bank
                                     909 Fannin Street, Suite 1700
                                     Houston, TX 77010
                                     Attention:  E. E. Walker
                                                 Manager, Credit
                                                 Administration
                                     Telecopier:  (713) 951-9921
                                     Telex:  N/A

                                     Money Market Lending Office
                                     The Toronto-Dominion Bank
                                     USA Treasury Group-
                                     Short Term Asset Sales
                                     31 West 52nd Street, 21st Floor
                                     New York, NY 10019-6101
                                     Attention:  Senior Dealer
                                     Telecopier:  (212) 262-1949
                                     Telex:  N/A

Commitment
$13,000,000                     CHEMICAL BANK


                                  By  /S/ M. LUISA HUNNEWELL
                                     ------------------------------
                                     Title: Vice President

                                     Domestic Lending Office
                                     Chemical Bank
                                     270 Park Avenue, 9th Floor
                                     New York, NY 10017
                                     Attention:  Bill Castro
                                     Telecopier:  (212) 370-0429
                                     Telex:  N/A

                                     Euro-Dollar Lending Office
                                     Chemical Bank
                                     270 Park Avenue, 9th Floor
                                     New York, NY 10017
                                     Attention:  Bill Castro
                                     Telecopier:  (212) 370-0429
                                     Telex:  N/A

                                     Money Market Lending Office
                                     Chemical Bank
                                     270 Park Avenue, 9th Floor
                                     New York, NY 10017
                                     Attention:  Bill Castro
                                     Telecopier:  (212) 370-0429
                                     Telex:  N/A

Commitment
$13,000,000                          CORESTATES BANK N.A.

                                  By  /S/ DEIDRE LEDWITH
                                     ------------------------------
                                     Title: Assistant Vice President

                                     Domestic Lending Office
                                     Corestates Bank N.A.
                                     Centre Square-West Tower-Loan ACCTG
                                     F.C. 1-3-81-1
                                     1500 Market Street
                                     Philadelphia, PA 19101
                                     Attention:  Sharon Burgess/
                                                 Loan Accounting
                                     Telecopier:  (215) 786-4113
                                     Telex:  N/A

                                     Euro-Dollar Lending Office
                                     Corestates Bank N.A.
                                     Centre Square-West Tower-Loan ACCTG
                                     F.C. 1-3-81-1
                                     1500 Market Street
                                     Philadelphia, PA 19101
                                     Attention:  Sharon Burgess/
                                                 Loan Accounting
                                     Telecopier:  (215) 786-4113
                                     Telex:  N/A

                                     Money Market Lending Office
                                     Corestates Bank N.A.
                                     Centre Square-West Tower-Loan ACCTG
                                     F.C. 1-3-81-1
                                     1500 Market Street
                                     Philadelphia, PA 19101
                                     Attention:  Sharon Burgess/
                                                 Loan Accounting
                                     Telecopier:  (215) 786-4113
                                     Telex:  N/A

Commitment
$13,000,000                       CREDIT LYONNAIS NEW YORK


                                  By  /S/ JEAN MARK MORIANI
                                     ------------------------------
                                     Title: Senior Vice President

                                     Domestic Lending Office
                                     Credit Lyonnais New York
                                     1301 Avenue of the Americas
                                     New York, NY 10019
                                     Attention:  Lucie Mercado
                                                 Financial Institutions
                                     Telecopier:  (212) 261-3401
                                     Telex:  62410 YLRC

                                     Euro-Dollar Lending Office
                                     Credit Lyonnais New York
                                     1301 Avenue of the Americas
                                     New York, NY 10019
                                     Attention:  Lucie Mercado
                                                 Financial Institutions
                                     Telecopier:  (212) 261-3401
                                     Telex:  62410 YLRC

                                     Money Market Lending Office
                                     Credit Lyonnais New York
                                     1301 Avenue of the Americas
                                     New York, NY 10019
                                     Attention: Lucie Mercado
                                                Financial Institutions
                                     Telecopier:  (212) 261-3401
                                     Telex:  62410 YLRC

Commitment
$13,000,000                            THE DAI-ICHI KANGYO BANK, LTD.,
                                         NEW YORK BRANCH


                                         By  /S/ KIM P. LEARY
                                            ------------------------------
                                            Title: Vice President

                                       Domestic Lending Office
                                       The Dai-Ichi Kangyo Bank, Ltd.,
                                       New York Branch
                                       One World Trade Center
                                       Suite 4911
                                       New York, NY 10048
                                       Attention:  Anne Marie Heverin
                                       Telecopier: (212) 524-0579;
                                                   (212) 432-5221
                                       Telex:  232988 DKB UR; 422581 DKB
                                       UI; 824613 DKB NYUF

                                       Euro-Dollar Lending Office
                                       The Dai-Ichi Kangyo Bank, Ltd.,
                                       New York Branch
                                       One World Trade Center
                                       Suite 4911
                                       New York, NY 10048
                                       Attention:  Anne Marie Heverin
                                       Telecopier: (212) 524-0597;
                                                   (212) 432-5221
                                       Telex:  232988 DKB UR; 422581 DKB
                                       UI; 824613 DKB NYUF

                                       Money Market Lending Office
                                       The Dai-Ichi Kangyo Bank, Ltd.,
                                       New York Branch
                                       One World Trade Center
                                       Suite 4911
                                       New York, NY 10048
                                       Attention:  Anne Marie Heverin
                                       Telecopier: (212) 524-0597;
                                                   (212) 432-5221
                                       Telex:  232988 DKB UR; 422581 DKB
                                       UI; 824613 DKB NYUF

Commitment
$13,000,000                            FIRST INTERSTATE BANK OF CALIFORNIA

                                         By  /S/ THOMAS J. HELOTES
                                            ------------------------------
                                            Title: Vice President

                                       Domestic Lending Office
                                       First Interstate Bank of California
                                       707 Wilshire Boulevard
                                       W16-14
                                       Los Angeles, CA 90017
                                       Attention:  Thomas John Helotes
                                       Telecopier:  (213) 614-4122
                                       Telex:  N/A

                                       Euro-Dollar Lending Office
                                       First Interstate Bank of California
                                       1055 Wilshire Boulevard
                                       B10-6
                                       Los Angeles, CA 90017
                                       Attention:  Claudine Stines
                                                   Unit Manager
                                       Telecopier:  (213) 488-9909/9959
                                       Telex:  N/A

                                       Money Market Lending Office
                                       First Interstate Bank of California
                                       707 Wilshire Boulevard
                                       W16-20
                                       Los Angeles, CA 90017
                                       Attention:  Matt Frey
                                                   Asst. Vice President
                                       Telecopier:  (213) 614-2305/2569
                                       Telex:  N/A

Commitment
$13,000,000                       THE FIRST NATIONAL BANK OF BOSTON


                                    By  /S/ CHARLES A. GARRITY
                                       ------------------------------
                                       Title: Vice President

                                       Domestic Lending Office
                                       The First National Bank of Boston
                                       100 Federal Street
                                       Boston, MA 02110
                                       Attention:  Loretta Barraffo
                                                   Commercial Loan
                                                   Department
                                       Telecopier:  (617) 467-2276
                                       Telex:  N/A

                                       Euro-Dollar Lending Office
                                       The First National Bank of Boston
                                       P.O. Box 1187
                                       Boston, MA 02103
                                       Attention:  Loretta Barraffo
                                                   Commercial Loan
                                                   Department
                                       Telecopier:  (617) 467-2276
                                       Telex:  N/A

                                       Money Market Lending Office
                                       The First National Bank of Boston
                                       100 Federal Street
                                       Boston, MA 02110
                                       Attention:  Loretta Barraffo
                                                   Commercial Loan
                                                   Department
                                       Telecopier:  (617) 467-2276
                                       Telex:  N/A

Commitment
$13,000,000                       NORTHERN TRUST COMPANY


                                    By  /S/ DEAN V. BANICK
                                       ----------------------------
                                       Title: Vice President

                                       Domestic Lending Office
                                       Northern Trust Company
                                       50 South LaSalle
                                       Chicago, IL 60675
                                       Attention:  Evelyn Jackson/
                                                   Commercial Banking
                                       Telecopier:  (312) 444-3432
                                       Telex:  N/A

                                       Euro-Dollar Lending Office
                                       Northern Trust Company
                                       50 South LaSalle
                                       Chicago, IL 60675
                                       Attention:  Evelyn Jackson/
                                                   Commercial Banking
                                       Telecopier:  (312) 444-3432
                                       Telex:  N/A

                                       Money Market Lending office
                                       Northern Trust Company
                                       50 South LaSalle
                                       Chicago, IL 60675
                                       Attention:  Evelyn Jackson/
                                                   Commercial Banking
                                       Telecopier:  (312) 557-8337
                                       Telex:  N/A

Commitment
$13,000,000                       STATE STREET BANK AND TRUST COMPANY

                                    By  /S/ ROBERT P. ENGVALL, JR.
                                       ------------------------------
                                       Title: Vice President

                                       Domestic Lending Office
                                       State Street Bank and Trust Company
                                       225 Franklin Street
                                       Boston, MA 02110
                                       Attention:  Sandra L. Donnellan
                                       Telecopier:  (617) 985-5082
                                       Telex:  200139/ STATE UR

                                       Euro-Dollar Lending Office
                                       State Street Bank and Trust Company
                                       225 Franklin Street
                                       Boston, MA 02110
                                       Attention:  Sandra L. Donnellan
                                       Telecopier:  (617) 985-5082
                                       Telex:  200139/ STATE UR

                                       Money Market Lending Office
                                       State Street Bank and Trust Company
                                       225 Franklin Street
                                       Boston, MA 02110
                                       Attention:  Sandra L. Donnellan
                                       Telecopier:  (617) 985-5082
                                       Telex:  200139/ STATE UR

Commitment
$13,000,000                       THE SUMITOMO BANK, LIMITED, NEW YORK
                                  BRANCH


                                    By  /S/ SHINICHI ITO
                                       ------------------------------
                                       Title: Joint General Manager

                                       Domestic Lending Office
                                       The Sumitomo Bank, Limited,
                                       New York Branch
                                       One World Trade Center
                                       Suite 9651
                                       New York, NY 10048
                                       Attention:  Diana Pabon Hurtzig
                                       Telecopier:  (212) 323-0366
                                       Telex:  N/A

                                       Euro-Dollar Lending Office
                                       The Sumitomo Bank, Limited,
                                       New York Branch
                                       One World Trade Center
                                       Suite 9651
                                       New York, NY 10048
                                       Attention:  Diana Pabon Hurtzig
                                       Telecopier:  (212) 323-0366
                                       Telex:  N/A

                                       Money Market Lending Office
                                       The Sumitomo Bank, Limited,
                                       New York Branch
                                       One World Trade Center
                                       Suite 9651
                                       New York, NY 10048
                                       Attention:  Diana Pabon Hurtzig
                                       Telecopier:  (212) 323-0366
                                       Telex:  N/A

Commitment
$13,000,000                       WACHOVIA BANK OF GEORGIA, N.A.

                                    By  /S/ DAVID L. GAINES
                                       ------------------------------
                                       Title: Senior Vice President

                                       Domestic Lending Office
                                       Wachovia Bank of Georgia, N.A.
                                       191 Peachtree Street NE MC-GA 370
                                       Atlanta, GA 30303
                                       Attention:  Gwen Miles
                                                   U.S. Corporate
                                       Telecopier:  (404) 332-6898
                                       Telex:  542553/WACHFEX-ATL

                                       Euro-Dollar Lending Office
                                       Wachovia Bank of Georgia, N.A.
                                       191 Peachtree Street NE MC-GA 370
                                       Atlanta, GA 30303
                                       Attention:  Gwen Miles
                                                   U.S. Corporate
                                       Telecopier:  (404) 332-6898
                                       Telex:  542553/WACHFEX-ATL

                                       Money Market Lending Office
                                       Wachovia Bank of Georgia, N.A.
                                       191 Peachtree Street NE MC-GA 370
                                       Atlanta, GA 30303
                                       Attention:  Gwen Miles
                                                   U.S. Corporate
                                       Telecopier:  (404) 332-6898
                                       Telex:  542553/WACHFEX-ATL

                                  MORGAN GUARANTY TRUST COMPANY OF NEW
                                  YORK, as Agent


                                    By  /S/ JERRY J. FALL
                                       ------------------------------
                                       Title: Vice President

                                       500 Stanton Christiana Road
                                       P.O. Box 6070
                                       Newark, DE 19713-2107
                                       Attention:  Kevin McCann,
                                                   Associate
                                       Telecopier:  (212) 385-2603
                                       Telex:  177425 MBDEL UT

                                                                       EXHIBIT A
                                      NOTE


                                                              New York, New York
                                                                   July   , 1994


                 For value received, Aetna Life and Casualty Company, a Connecticut insurance corporation (the "Borrower"), promises to pay to the order of ______________ (the "Bank"), for the account of its Applicable Lending Office, the principal sum of $_________ or the aggregate unpaid principal amount of the Bank's Loans then outstanding under the Credit Agreement referred to below on the date or dates provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

                 All Loans made by the Bank, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                 This note is one of the Notes referred to in the Medium-Term Credit Agreement dated as of July 27, 1994 among the Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Managing Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings.

Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.



                                              AETNA LIFE AND CASUALTY
                                              COMPANY

                                              By
                                                --------------------
                                                Title:

                        LOANS AND PAYMENTS OF PRINCIPAL


- -------------------------------------------------------------------------------------------------
                                            Amount of
                      Amount of             Principal             Maturity              Notation
Date                    Loan                  Repaid                Date                Made By


- -------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B
                      Form of Money Market Quote Request



                                                                          [Date]


To:    Morgan Guaranty Trust Company of New York
            (the "Agent")

From:  Aetna Life and Casualty Company

Re:    Medium-Term Credit Agreement (the
       "Credit Agreement") dated as of July 27, 1994 among the Borrower, the Banks listed on the signature pages thereof and the Agent

       We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:
                     -------------------------

Principal Amount */                   Interest Period **/
- ----------------                     ---------------

$

       Such Money Market Quotes should offer a Money
Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]





- ----------------------------------

     */ Amount must be $25,000,000 or a larger multiple of $1,000,000.

     **/ Not less than one month (LIBOR Auction) or not less than 7 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

       Terms used herein have the meanings assigned to them in the Credit Agreement.


                              AETNA LIFE AND CASUALTY
                              COMPANY

                              By
                                -------------------
                              Title:

                                                                       EXHIBIT C


                  Form of Invitation for Money Market Quotes


To:       [Name of Bank]

Re:       Invitation for Money Market Quotes
          to Aetna Life and Casualty Company (the
          "Borrower")

          Pursuant to Section 2.03 of the Medium-Term Credit Agreement dated as of July 27, 1994 among the Borrower, the Banks parties thereto and the undersigned, as Managing Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

Date of Borrowing:
                   ------------------

Principal Amount                  Interest Period
- ----------------                  ---------------


$

          Such Money Market Quotes should offer a Money
Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

          Please respond to this invitation by no later than 9:30 A.M. (New York City time) on [date].


                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK

                                By
                                  -------------------------------
                                  Authorized Officer

                                                                       EXHIBIT D

                          Form of Money Market Quote



Morgan Guaranty Trust Company
  of New York, as Managing Agent
60 Wall Street
New York, New York  10260

Attention:

     Re:  Money Market Quote to
          Aetna Life and Casualty Company (the "Borrower")

   In response to your invitation on behalf of the Borrower dated ____________, 19__, we hereby make the following Money Market Quote on the following terms:

     1.  Quoting Bank:  ____________________________

     2.  Person to contact at Quoting Bank: ____________________________

     3.  Date of Borrowing: ______________________ */





- ----------------------------------

     */ As specified in the related Invitation.

     4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Principal        Interest                 Money Market            [Absolute
Amount **/       Period ***/              [Margin ****/ ]         Rate *****/]
- ------ --        ------ ---               ------------            ---------- -

$

$


[Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $______________.] **/

          We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Medium-Term Credit Agreement dated as of July 27, 1994 among the Borrower, the Banks listed on





- ----------------------------------

     **/ Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $1,000,000 or a larger multiple thereof.

     ***/ Not less than one month (LIBOR Auction) or not less than 7 days (Absolute Rate Auction), specified in the related Invitation. No more than five bids are permitted for each Interest Period.

     ****/ Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".

     *****/ Specify rate of interest per annum (rounded to the nearest 1/10,000 of 1%).

the signature pages thereof and yourselves, as Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.



                                          Very truly yours,

                                          [NAME OF BANK]


                                          By
                                            -----------------------
                                            Authorized Officer

                                                                     EXHIBIT E-1
                                   OPINION OF
                            COUNSEL FOR THE BORROWER



                                                                   July __, 1994


To the Banks and the Agent
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Managing Agent
60 Wall Street
New York, NY  10260

Ladies and Gentlemen:

        As counsel to Aetna Life and Casualty Company (the "Borrower"), I have been asked to provide a legal opinion to you in connection with the Medium-Term Credit Agreement (the "Credit Agreement") dated as of July 27, 1994 among the Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Managing Agent. Terms defined in the Credit Agreement are used herein as therein defined.

        In furnishing this opinion, I have:


            (1) made, or caused to be made, and relied upon such investigations of fact and law and have examined, or caused to be examined, and relied upon such documents, records, certificates, instruments or other written evidences, and upon such other factual information, as in my judgment were necessary or appropriate; and

            (2) assumed that all such documents, records, certificates, instruments and other written evidences: (a) when examined as copies, conform with the originals thereof; and (b) when examined in the originals or in copies, are complete, authentic and genuinely executed on behalf of all parties other than, with respect to the Credit Agreement and all other documents executed and delivered in connection therewith, the Borrower.

        Upon the basis of the foregoing, I am of the opinion that:

                           1. The Borrower is an insurance corporation duly incorporated, validly existing and in good standing under the laws of the State of Connecticut.

                           2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) under the laws of Connecticut and federal laws and, to the best of my knowledge and belief without any investigation, the laws of any other jurisdictions, require no action by or in respect of, or prior filing with, any governmental body, agency or official, (iv) do not conflict with, violate or result in a breach of or constitute a default under the Certificate of Incorporation or By-Laws of the Borrower, its 9-1/2% Eurodollar Notes due 1995, its 8-5/8% Notes due 1998, its 6-3/8% Notes due 2003, its 6-3/4% Debentures due 2013, its 7-3/4% Eurodollar Notes due 2016, its 8% Debentures due 2017 or its 7-1/4% Debentures due 2023 and (v) to the best of my knowledge and belief will not conflict with or constitute a breach of or a default under any other financial agreement (excluding insurance obligations) binding upon the Borrower, which conflict, breach or default would have a material adverse effect on the earnings or financial condition of the Borrower and its Consolidated Subsidiaries considered as a whole.

                           3. To the best of my knowledge, except as disclosed in the Borrower's 1993 Form 10-K or 1994 First Quarter Form 10-Q, there is no action, suit or proceeding pending against or threatened against or affecting the Borrower or its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries taken as a whole or which in any manner draws into question the validity of the Credit Agreement or the Notes.

                           4. Each of the Borrower's Principal Insurance Subsidiaries is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation.

        I am admitted to the Bar of the State of Connecticut, and the foregoing opinion is limited to the laws of the State of Connecticut and federal laws. I am furnishing this opinion to you solely for your benefit pursuant to Section 3.01(d) of the Credit Agreement, and it is not to be used, circulated, quoted or otherwise referred to for any other purpose.


                                                      Very truly yours,



                                                      John W. Campbell

                                                                     EXHIBIT E-2


                                   OPINION OF
                             DAVIS POLK & WARDWELL


                                                                   July __, 1994





The Banks and the Agent
  Referred to Above
c/o Morgan Guaranty Trust Company
  of New York, as Managing Agent
60 Wall Street
New York, New York 10260

Dear Sirs:

                 We have participated in the preparation of the Medium-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among Aetna Life and Casualty Company, a Connecticut insurance corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks") and Morgan Guaranty Trust Company of New York, as Managing Agent (the "Agent"), and have acted as special New York counsel for the Borrower for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

                 We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                 Upon the basis of the foregoing, we are of the opinion that:

                 1. Under the laws of New York, the execution, delivery and performance by the Borrower of the Credit Agreement and the Notes require no action by or in respect of, or prior filing with, any governmental body, agency or official.

                 2. The Credit Agreement constitutes a valid and binding agreement of the Borrower and the Notes constitute valid and binding obligations of the Borrower, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, by insolvency laws affecting the rights of creditors of insurance companies generally and by general principles of equity.

                 We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York. In giving the foregoing opinion, (i) we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect and (ii) we have relied, without independent investigation, as to all matters governed by the laws of Connecticut, upon the opinion of John W. Campbell, counsel for the Borrower, dated July __, 1994, a copy of which has been delivered to you.

                 This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                               Very truly yours,

                                                                       EXHIBIT F




                                                                   July __, 1994


Dear Sirs:

                 We have participated in the preparation of the Medium-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among Aetna Life and Casualty Company, a Connecticut insurance corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks") and Morgan Guaranty Trust Company of New York, as Managing Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(e) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

                 We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                 Upon the basis of the foregoing, we are of opinion as follows:

                 1. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

                 2. The Credit Agreement constitutes a valid and binding agreement of the Borrower and the Notes constitute valid and binding obligations of the Borrower.

                 In giving the foregoing opinion, (i) we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New
York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect and (ii) we have relied, without independent investigation, as to all matters governed by the laws of Connecticut, upon the opinion of John W. Campbell, Esq., counsel for the Borrower dated July __, 1994, a copy of which has been delivered to you.

                 This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                               Very truly yours,





The Banks and the Agent
  Referred to Above
c/o Morgan Guaranty Trust Company
  of New York, as Managing Agent
60 Wall Street
New York, NY 10260